Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-30181) pertaining to the 1992 Stock Plan of Vical Incorporated,

(2)	Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,

(3)	Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,

(4)	Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,

(5)	Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,

(6)	Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,

(7)	Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(8)	Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(9)	Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(10)	Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(11)	Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(12)	Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(13)	Registration Statement (Form S-8 No. 333-213034) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(14)	Registration Statement (Form S-8 No. 333-219804) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,

(15)	Registration Statement (Form S-3 No. 333-225208) of Vical Incorporated,

(16)	Registration Statement (Form S-8 No. 333-233698) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated and the Equity Incentive Plan of Brickell Biotech, Inc.,

(17)	Registration Statement (Form S-3 No. 333-236353) of Brickell Biotech, Inc., and
(18) Registration Statement (Form S-3 No. 333-236757) of Brickell Biotech, Inc.

of our report dated March 18, 2020, with respect to the consolidated financial statements of Brickell Biotech, Inc., included in this Annual Report (Form 10-K) of Brickell Biotech, Inc. for the year ended December 31, 2019.

/s/ Ernst & Young LLP

Denver, Colorado
March 18, 2020